UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
September 14, 2010

AIRGAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

259 North Radnor-Chester Road, Suite 100 Radnor, PA 19087-5283
(Address of principal executive offices)

Registrant's telephone number, including area code: (610) 687-5253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 14, 2010, the Board of Directors (the “Board”) of Airgas, Inc. (the “Company”)  took the following actions:

1.  The Board elected each of John C. van Roden and Lee M. Thomas as members of the Executive Committee of the Board.

2.   Pursuant to the Company’s By-Laws (which provide that the Chairman of the Board will be the chief executive officer unless the Board otherwise determines),  the Board determined that the President of the Company will be the chief executive officer.

3.  In accordance with the recommendation of the Governance and Compensation Committee of the Board, the Board elected James W. Hovey chairman of the Finance Committee of the Board effective if W. Thacher Brown is not elected as a director at the 2010 Annual Meeting of Stockholders.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 15, 2010	AIRGAS, INC.
(Registrant)

		BY:	/s/ Robert H. Young, Jr.
Robert H. Young, Jr.
Senior Vice President and General Counsel